THE ADVISORS’ INNER CIRCLE FUND III

BNP Paribas AM Emerging Markets Total Return Fixed Income Fund

(the “Fund”)

Supplement dated September 14, 2018

to the

Fund’s Prospectus and Statement of Additional Information (the “SAI”),

each dated January 28, 2018

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and the SAI.

As of September 14, 2018, BNP PARIBAS ASSET MANAGEMENT USA, Inc., the Fund’s investment adviser, is registered with the National Futures Association as a “commodity pool operator” under the Commodities Exchange Act with respect to the Fund. Accordingly, the Prospectus and the SAI are hereby amended and supplemented as follows:

1.	The first sentence of the legend on the front cover page of the Prospectus is deleted and replaced with the following:

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.

2.	The following sentence is added under the “General Information” heading in the “Purchasing, Selling and Exchanging Fund Shares” section of the Prospectus:

You may obtain the current NAV of a Fund by calling 1-844-4BNPPAM (1-844-426-7726).

3.	The following sentence is added to the “Investment Adviser” section of the Prospectus:

The Adviser has registered with the National Futures Association as a “commodity pool operator” under the Commodities Exchange Act with respect to the BNP Paribas AM Emerging Markets Total Return Fixed Income Fund.

4.	The last paragraph under the “Derivatives” heading in the “Description of Permitted Investments” section of the SAI is deleted and replaced with the following:

As discussed in the Prospectus, the Adviser has registered as a CPO under the CEA with respect to the BNP Paribas AM Emerging Markets Total Return Fixed Income Fund.

Consistent with the CFTC’s regulations, the Trust, on behalf of the Funds (other than the BNP Paribas AM Emerging Markets Total Return Fixed Income Fund), has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, such Funds are not subject to registration or regulation as a CPO under the CEA. As a result, the Funds (other than the BNP Paribas AM Emerging Markets Total Return Fixed Income Fund) will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement such Funds’ investment strategies and may adversely affect such Funds’ performance.

Please retain this supplement for future reference.

BNP-SK-003-0100